EXHIBIT 99.1
AmeriCredit Corp.
Composition of the Receivables
2006-1 Stat Cut
1/25/06*

	New	Used	Total
Aggregate Principal Balance (1)	$166,075,480.25	$435,760,211.61	$601,835,691.86

Number of Receivables in Pool	7,511	27,699	35,210

Percent of Pool by Principal Balance	27.59%	72.41%	100.00%

Average Principal Balance	$22,110.97	$15,731.98	$17,092.75
Range of Principal Balances	($1,874.92 to $59,155.37)	($331.67 to $56,390.11)

Weighted Average APR (1)	15.49%	17.66%	17.06%
Range of APRs	(1.90% to 25.50%)	(5.95% to 29.00%)

Weighted Average Remaining Term	68	63	64
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)

Weighted Average Original Term	68	64	65
Range of Original Terms	(24 to 72 months)	(24 to 72 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.
Distribution of the Receivables by Score as of the Cutoff Date

		Percent of Aggregate		Percent of Aggregate
	AmeriCredit Score (1)	Principal Balance (3)	Credit Bureau Score (2)	Principal Balance (3)
	<215	2.69%
	215-224	23.59%	<540	21.47%
	225-244	39.38%	540-599	37.12%
	245-259	19.81%	600-659	33.22%
	260+	14.53%	660+	8.19%

Weighted Average Score	238		584

(1)	Proprietary credit score, scaled from 135 to 320, developed and utilized by the sponsor to support the credit approval and pricing process.

(2)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Score unavailable for some accounts.

(3)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.
Distribution of the Receivables by APR as of the Cutoff Date
2006-1 Stat Cut
1/25/06*

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
APR Range (1)	Date	Principal Balance (2)	Receivables	Receivables (2)
1.000%-1.999%	26,691.92	0.00%	1	0.00%
2.000%-2.999%	55,951.54	0.01%	2	0.01%
3.000%-3.999%	193,636.24	0.03%	7	0.02%
4.000%-4.999%	501,356.18	0.08%	18	0.05%
5.000%-5.999%	296,869.42	0.05%	13	0.04%
6.000%-6.999%	1,024,274.04	0.17%	49	0.14%
7.000%-7.999%	1,743,072.33	0.29%	78	0.22%
8.000%-8.999%	4,367,440.76	0.73%	205	0.58%
9.000%-9.999%	9,523,567.35	1.58%	452	1.28%
10.000%-10.999%	17,115,363.73	2.84%	863	2.45%
11.000%-11.999%	27,417,350.97	4.56%	1,426	4.05%
12.000%-12.999%	31,530,799.69	5.24%	1,650	4.69%
13.000%-13.999%	35,146,651.93	5.84%	1,860	5.28%
14.000%-14.999%	42,047,844.63	6.99%	2,213	6.29%
15.000%-15.999%	41,811,396.35	6.95%	2,255	6.40%
16.000%-16.999%	50,106,107.55	8.33%	2,661	7.56%
17.000%-17.999%	69,758,451.87	11.59%	4,009	11.39%
18.000%-18.999%	94,864,512.06	15.76%	5,655	16.06%
19.000%-19.999%	52,900,689.00	8.79%	3,436	9.76%
20.000%-20.999%	55,890,695.59	9.29%	3,722	10.57%
21.000%-21.999%	39,282,501.77	6.53%	2,698	7.66%
22.000%-22.999%	17,305,316.72	2.88%	1,243	3.53%
23.000%-23.999%	5,735,301.53	0.95%	437	1.24%
24.000%-24.999%	2,869,649.53	0.48%	229	0.65%
25.000%-25.999%	256,848.21	0.04%	22	0.06%
26.000%-26.999%	19,016.60	0.00%	2	0.01%
27.000%-27.999%	34,648.86	0.01%	3	0.01%
29.000%-29.999%	9,685.49	0.00%	1	0.00%

TOTAL	601,835,691.86	100.00%	35,210	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.
Distribution of the Receivables by Geographic Location of Obligor
2006-1 Stat Cut
1/25/06*

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
State	Date (1)	Principal Balance (2)	Receivables	Receivables (2)
Alabama	13,400,016.45	2.23%	783	2.22%
Arizona	13,418,084.79	2.23%	784	2.23%
Arkansas	7,510,144.00	1.25%	432	1.23%
California	62,124,702.65	10.32%	3,163	8.98%
Colorado	7,041,882.96	1.17%	423	1.20%
Connecticut	4,614,041.10	0.77%	278	0.79%
Delaware	1,459,359.90	0.24%	95	0.27%
District of Columbia	1,187,624.93	0.20%	69	0.20%
Florida	61,018,993.98	10.14%	3,448	9.79%
Georgia	26,355,489.41	4.38%	1,497	4.25%
Hawaii	2,292,058.59	0.38%	126	0.36%
Idaho	1,456,033.15	0.24%	86	0.24%
Illinois	24,630,735.15	4.09%	1,532	4.35%
Indiana	10,677,486.99	1.77%	688	1.95%
Iowa	3,551,717.69	0.59%	216	0.61%
Kansas	2,716,158.98	0.45%	160	0.45%
Kentucky	8,530,423.82	1.42%	565	1.60%
Louisiana	11,307,701.89	1.88%	668	1.90%
Maine	2,815,503.07	0.47%	182	0.52%
Maryland	11,962,667.71	1.99%	704	2.00%
Massachusetts	9,169,419.18	1.52%	543	1.54%
Michigan	13,019,003.29	2.16%	837	2.38%
Minnesota	5,128,884.16	0.85%	311	0.88%
Mississippi	9,802,558.20	1.63%	560	1.59%
Missouri	8,519,129.16	1.42%	525	1.49%
Nebraska	1,281,707.94	0.21%	87	0.25%
Nevada	8,928,731.81	1.48%	488	1.39%
New Hampshire	2,143,349.78	0.36%	142	0.40%
New Jersey	12,275,981.51	2.04%	698	1.98%
New Mexico	5,861,179.61	0.97%	354	1.01%
New York	21,687,275.52	3.60%	1,351	3.84%
North Carolina	20,458,007.34	3.40%	1,209	3.43%
Ohio	30,118,223.25	5.00%	1,949	5.54%
Oklahoma	7,420,020.53	1.23%	465	1.32%
Oregon	4,374,058.71	0.73%	262	0.74%
Pennsylvania	25,645,559.25	4.26%	1,576	4.48%
Rhode Island	1,993,476.63	0.33%	117	0.33%
South Carolina	8,401,895.11	1.40%	522	1.48%
South Dakota	1,276,862.56	0.21%	80	0.23%
Tennessee	13,963,567.90	2.32%	853	2.42%
Texas	71,502,742.87	11.88%	3,922	11.14%
Utah	3,547,194.35	0.59%	213	0.60%
Virginia	12,716,420.70	2.11%	749	2.13%
Washington	9,780,126.64	1.63%	557	1.58%
West Virginia	4,938,328.93	0.82%	318	0.90%
Wisconsin	6,919,885.86	1.15%	447	1.27%
Other (3)	2,891,273.86	0.48%	176	0.50%

TOTAL	$601,835,691.86	100.00%	35,210	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.